UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
June 6, 2018
Northrop Grumman Corporation
(Exact name of registrant as specified in its charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	1-16411 (Commission File Number)	80-0640649 (IRS Employer Identification No.)

2980 Fairview Park Drive, Falls Church, VA 22042
(Address of principal executive offices)(Zip Code)
(703) 280-2900
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
On June 7, 2018, Northrop Grumman Corporation (the "Company"), filed with the U.S. Securities and Exchange Commission a Current Report on Form 8-K (the "Initial Form 8-K") to disclose that on June 6, 2018 it had completed its previously announced acquisition of Orbital ATK, Inc. ("Orbital ATK"). This Form 8-K/A amends and supplements Item 9.01 of the Initial Form 8-K to provide the historical audited and unaudited financial statements of Orbital ATK and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K and should be read in conjunction with the Initial Form 8-K. Except as stated above, no other information contained in the Initial Form 8-K has been amended.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.
The financial statements of Orbital ATK required by Item 9.01(a) of Form 8-K are included as Exhibit 99.1 and Exhibit 99.2 to this Form 8-K/A and incorporated herein by reference.
(b) Pro forma financial information.
The pro forma financial information required by Item 9.01(b) of Form 8-K is included as Exhibit 99.3 to this Form 8-K/A and incorporated herein by reference.
(c) Exhibits.

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP
23.2	Consent of Deloitte & Touche LLP
99.1
Audited Consolidated Financial Statements of Orbital ATK, Inc. for the year ended December 31, 2017 (incorporated by reference to Orbital ATK, Inc. (now known as Northrop Grumman Innovation Systems, Inc.) Form 10-K for the year ended December 31, 2017 filed February 22, 2018)

99.2
Unaudited Interim Condensed Consolidated Financial Statements of Orbital ATK, Inc. for the quarter ended April 1, 2018 (incorporated by reference to Orbital ATK, Inc. (now known as Northrop Grumman Innovation Systems, Inc.) Form 10-Q for the quarter ended April 1, 2018 filed May 3, 2018)

99.3	Unaudited Pro Forma Financial Information

Signature(s)
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Northrop Grumman Corporation (Registrant)

July 25, 2018	By:	/s/ Jennifer C. McGarey
(Date)		(Signature) Jennifer C. McGarey Corporate Vice President and Secretary

Exhibit Index

Exhibit No.
Exhibit 23.1 Furnished - Consent of PricewaterhouseCoopers LLP
Exhibit 23.2 Furnished - Consent of Deloitte & Touche LLP
Exhibit 99.1 - Audited Consolidated Financial Statements of Orbital ATK, Inc. for the year ended December 31, 2017 (incorporated by reference to Orbital ATK, Inc. (now known as Northrop Grumman Innovation Systems, Inc.) Form 10-K for the year ended December 31, 2017 filed February 22, 2018)

Exhibit 99.2 - Unaudited Interim Condensed Consolidated Financial Statements of Orbital ATK, Inc. for the quarter ended April 1, 2018 (incorporated by reference to Orbital ATK, Inc. (now known as Northrop Grumman Innovation Systems, Inc.) Form 10-Q for the quarter ended April 1, 2018 filed May 3, 2018)

Exhibit 99.3 Furnished - Unaudited Pro Forma Financial Information